QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21

Subsidiaries of Hewlett-Packard Company

        The registrant's principal subsidiaries and affiliates as of October 31, 2005, are listed below.

ARGENTINA
—Hewlett-Packard Argentina S.R.L.
—HP Financial Services Argentina S.R.L.
AUSTRALIA
—Hewlett-Packard Australia Pty. Limited
AUSTRIA
—Hewlett-Packard Ges.m.b.H.
BELGIUM
—Hewlett-Packard Belgium S.P.R.L./B.V.B.A.
—Hewlett-Packard Coordination Center S.C.R.L./C.V.B.A.
BRAZIL
—Hewlett-Packard Brasil Ltda.
BULGARIA
—Hewlett-Packard Bulgaria EooD
CANADA
—Hewlett-Packard (Canada) Co.
CAYMAN ISLANDS
—Hewlett-Packard Equity Investments Limited
CHILE
—Hewlett-Packard Chile, Comercial Limitada
—HP Financial Services (Chile) Limitada
CHINA
—Hewlett-Packard Trading (Shanghai) Co. Ltd.
—China Hewlett-Packard Company Limited
—Shanghai Hewlett-Packard Co., Ltd.
COLOMBIA
—Hewlett-Packard Colombia Limitada
COSTA RICA
—Hewlett-Packard Costa Rica Ltda.
CROATIA
—Hewlett-Packard d.o.o.
CZECH REPUBLIC
—Hewlett-Packard s.r.o.
DENMARK
—Hewlett-Packard ApS
ECUADOR
—Hewlett-Packard Ecuador CIA Ltda.
EGYPT
—Hewlett-Packard Egypt Ltd.

FINLAND
—Hewlett-Packard OY
FRANCE
—Hewlett-Packard France SAS
—Hewlett-Packard Realisation
GERMANY
—Hewlett-Packard GmbH
—Hewlett-Packard Immobilien GmbH
—Triaton GmbH
GREECE
—Hewlett-Packard Hellas EPE
GUATEMALA
—Hewlett-Packard Guatemala, Limitada
HONG KONG
—Hewlett-Packard AP (Hong Kong) Limited
HUNGARY
—Hewlett-Packard Magyarorszag Kft
INDIA
—Hewlett-Packard India Sales Private Limited
—Hewlett-Packard Globalsoft Limited
INDONESIA
—PT Hewlett-Packard Berca Servisindo
IRELAND
—Hewlett-Packard International Bank Public Limited Company
—Hewlett-Packard Ireland Limited
—Hewlett-Packard (Manufacturing) Ltd.
ISRAEL
—Hewlett-Packard Indigo Ltd.
ITALY
—Hewlett-Packard Italiana S.r.l.
JAPAN
—Hewlett-Packard Japan Ltd.
KENYA
—Hewlett-Packard East Africa Limited
KOREA
—Hewlett-Packard Korea Ltd.
LATVIA
—Hewlett-Packard SIA
LITHUANIA
—UAB Hewlett-Packard
MALAYSIA
—Hewlett-Packard (M) Sdn. Bhd.

MEXICO
—Hewlett-Packard Mexico S. de R.L. de C.V.
MOROCCO
—Hewlett-Packard SARL
NETHERLANDS
—Hewlett-Packard Caribe B.V.
—Hewlett-Packard Europe B.V.
—Hewlett-Packard Indigo B.V.
—Hewlett-Packard Nederland B.V.
—Compaq Trademark B.V.
NETHERLANDS ANTILLES
—Hewlett-Packard Finance N.V.
NEW ZEALAND
—Hewlett-Packard New Zealand
NIGERIA
—Hewlett-Packard (Nigeria) Limited
NORWAY
—Hewlett-Packard Norge A/S
PERU
—Hewlett-Packard Peru S.R.L.
PHILIPPINES
—Hewlett-Packard Philippines Corporation
POLAND
—Hewlett-Packard Polska Sp. Z.o.o.
PORTUGAL
—Hewlett-Packard Portugal Lda.
ROMANIA
—Hewlett-Packard (Romania) SRL
RUSSIA
—ZAO Hewlett-Packard AO
SERBIA-MONTENEGRO
—Hewlett-Packard d.o.o. (Beograd)
SINGAPORE
—Hewlett-Packard International Pte. Ltd.
—Hewlett-Packard Singapore (Private) Limited
—Hewlett-Packard Singapore (Sales) Pte. Ltd.
SLOVAKIA
—Hewlett-Packard Slovakia s.r.o.
SLOVENIA
—Hewlett-Packard d.o.o., druzba za tehnoloske resitve
SOUTH AFRICA
—Hewlett-Packard South Africa (Proprietary) Limited

SPAIN
—Hewlett-Packard Espanola S.L.
SWEDEN
—Hewlett-Packard Sverige AB
SWITZERLAND
—Hewlett-Packard International Sarl
—Hewlett-Packard (Schweiz) GmbH
TAIWAN
—Hewlett-Packard Taiwan Ltd.
THAILAND
—Hewlett-Packard (Thailand) Limited
TURKEY
—Hewlett-Packard Teknoloji Cozumleri Limited Sirketi
UNITED ARAB EMIRATES
—Hewlett-Packard Middle East FZ-LLC
UNITED KINGDOM
—Hewlett-Packard Limited
—Hewlett-Packard Manufacturing Ltd.
UNITED STATES
—Hewlett-Packard Bermuda Enterprises, LLC
—Hewlett-Packard Development Company, L.P.
—Hewlett-Packard Financial Services Company
—Hewlett-Packard Luxembourg Enterprises LLC
—Hewlett-Packard Products CV 1, LLC
—Hewlett-Packard Products CV 2, LLC
—Hewlett-Packard World Trade, Inc.
—HPDirect, Inc.
—HP Financial Services International Holdings Company
—HPFS Global Holdings I, LLC
—HPQ Holdings, LLC
—Compaq Latin America Corporation
—Computer Insurance Company
—Indigo America, Inc.
—Tall Tree Insurance Company
VENEZUELA
—Hewlett-Packard de Venezuela, S.R.L.
VIETNAM
—Hewlett-Packard Vietnam Ltd.

QuickLinks

  Exhibit 21
Subsidiaries of Hewlett-Packard Company